UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2017

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2017, Michael J. Tomsicek resigned his position as Vice President, Chief Financial Officer and Treasurer of ABIOMED, Inc. (the “Company”). Effective immediately, Mr. Tomsicek ceased serving as the Company’s principal financial officer and principal accounting officer.

The Company’s current Vice President, Corporate Controller, Ian McLeod, age 52 will serve as the Company’s interim principal financial officer and principal accounting officer. Mr. McLeod has served in his current position at the Company since November 2007. Prior to joining the Company, Mr. McLeod served as the Corporate Controller and other financial reporting roles at Idenix Pharmaceuticals from March 2002 through November 2007. Mr. McLeod is a Certified Public Accountant and worked over 8 years in public accounting. Mr. McLeod has a Bachelor of Arts from the University of Western Ontario and a Master of Business Administration from McMaster University.

There are no arrangements or understandings between Mr. McLeod and any other persons pursuant to which he became the Company’s principal financial officer and principal accounting officer. There is no family relationship between Mr. McLeod and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Mr. McLeod that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Company is maintaining its fiscal year 2018 revenue guidance of $560 million to $575 million and its fiscal year guidance for GAAP operating margin in the range of 22% to 24%.

Item 8.01 Other Events

On August 28, 2017, the Company issued a press release announcing Mr. Tomsicek’s departure. The Company also announced that Robert L. Bowen, the Company’s previous chief financial officer, will return to the Company as a consultant to support the organization while it conducts an external search for a permanent Chief Financial Officer. The press release relating to the matters described in this Item 8.01 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release, dated August 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, INC.

By:	/s/ Stephen C. McEvoy
Stephen C. McEvoy Vice President and General Counsel

Date: August 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated August 28, 2017